SEMI-ANNUAL REPORT

APRIL 30, 2000

HAVEN CAPITAL MANAGEMENT, INC.
Investment Adviser

------
THE
HAVEN
FUND
------

(PHOTO)

                                                            LETTER TO INVESTORS

                                                                     April 2000

                                                                          -----
                                                                           THE
                                                                          HAVEN
                                                                           FUND
                                                                          -----

Dear Shareholder:

For the fiscal half-year ended April 30, 2000 your Fund's total return was +21.7%1, vs. +7.2% for the Standard & Poor's 500/TM Stock Index<F2> and +2.3% for the Lipper Multi-Cap Value Funds Index<F3>, the Lipper Analytical category to which the Fund compares itself. Morningstar, Inc. classifies the Fund as a "mid-cap blend" fund and it ranked in the second quartile for the twelve months ended April 30, 2000<F4>. Extended performance data can be found on pages 3 and 4.

One year ago we wrote that the late 1990's were likely to prove unusual times in the history of the stock market because the S&P 500R Index was being driven to successive new highs by a handful of its component stocks (2%) while most stocks languished. Then attention shifted to the Nasdaq stock market, which had an extraordinary rise of 75% from September 10, 1999 to March 10, 2000, likewise driven primarily by a handful of "technology" stocks. The "New" economy was considered in and the "Old" was out.

There was a climax in March when the Nasdaq peaked and the shares of good, solid, growing companies were sold wholesale; their day was considered as over. Then from March 10th until May 10th the Nasdaq Index fell 33%, leaving it only 17% ahead of where it was in September. The French have a saying, "Other times, other habits." In a sudden shift of sentiment investors started to wake up to the fact that many of the stocks that had led the indexes upward were very highly, if not excessively, valued. At the same time there was a growing realization that solid, growing companies (the current jargon is "legacy companies") had become undervalued. We wrote in last year's Annual Report that the "technology bubble" had yet to deflate but when it did investing for value would come back into its own. The deflation has been under way now for two months. We continue to believe, as ever, that "value" matters and may provide competitive returns while attempting to diminish risks.

The Fund's best performing stocks for the period were Amdocs, Ltd., a small company but global leader in customer care and billing for telecommunications companies [the shares were sold in the midst of the technology mania]; Andrew Corp., a supplier of infrastructure to the global cellular telephone industry; EMC Corp./Mass., the world leader in computer storage devices; Hewlett-Packard Co., another technology leader; and Molex, Inc., a global supplier of electrical and electronic connectors<F5>.

                                              THE HAVEN FUND SEMI-ANNUAL REPORT

Our worst performing stocks were Armstrong World Holdings, Inc., a maker of solid flooring [the shares were sold]; Newell Rubbermaid, Inc., maker of a multitude of consumer products; du Pont (E.I.) de Nemours & Co., the chemical giant; Masco Corp., primarily a manufacturer of plumbing fixtures; and Valeo SA, a French-based multinational auto parts company<F5>.

We continue to be optimistic about the long-term prospects for the stocks we hold.

Your continued support is much appreciated.

Sincerely,


/S/Colin C. Ferenbach

Colin C. Ferenbach
President

<F1>  Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

<F2>  The S&P 500R Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

<F3>  The Lipper Multi-Cap Value Funds Index includes funds that, by portfolio practice, have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index.

<F4>  Morningstar, Inc. defines the mid-cap blend category as including funds that contain growth stocks and value stocks or stocks that exhibit both characteristics. The top 5% of the 5000 largest domestic stocks in Morningstar's equity database are classified as large-cap, the next 15% of the 5000 are classified as mid-cap. The Haven Fund ranked in the second quartile of 232 funds in the mid-cap blend category for the one year period ended April 30, 2000; it ranked in the second quartile for the five year and ten year periods ended April 30, 2000 with 111 and 44 funds included in the category, respectively.

<F5>  As of April 30, 2000, Amdocs, Ltd. comprised 0.0% of the Fund; Andrew
      Corp. comprised 2.2% of the Fund; EMC Corp./Mass. comprised 10.2% of the Fund; Hewlett-Packard Co. comprised 3.3% of the Fund; Molex, Inc. comprised 2.7% of the Fund; Armstrong World Holdings, Inc. comprised 0.0% of the Fund; Newell Rubbermaid, Inc. comprised 1.8% of the Fund;
      du Pont (E.I.) de Nemours & Co. comprised 1.2% of the Fund; Masco Corp. comprised 1.6% of the Fund; and Valeo SA comprised 2.0% of the Fund.

SEMI-ANNUAL REPORT THE HAVEN FUND

The chart below assumes an initial gross investment of $10,000 made on June 27, 1984 and shows how the Fund and its predecessor have performed. The Fund began operations on June 23, 1994. Results for the period prior to that date reflect the performance of HCM Partners, L.P., a limited partnership that was managed by Haven Capital Management, Inc., the Fund's investment adviser, from 1984 to 1994. On June 23, 1994 the Fund acquired the assets of the Partnership in exchange for shares of the Fund. Although the Partnership was managed by the same individuals who manage the Fund, and the Fund is managed in a manner that is in all material respects equivalent to the management of the Partnership, the information below should not be viewed as an indication of the future performance of the Fund. It includes information regarding the Partnership's operations for periods before the Fund's registration statement became effective. The Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that are imposed by that Act. If the Partner ship had been registered, its performance might have been adversely affected. In addition, the expenses borne by the Fund are higher than those borne by the Partnership.

                         GROWTH OF A $10,000 INVESTMENT
                        FOR THE FUND AND THE PARTNERSHIP

                               Lipper
             S&P 500/R        Multi-Cap          THE         Wilshire
               Stock         Value Funds        HAVEN          4500
               Index            Index            FUND          Index
-------------------------------------------------------------------------------
6/27
1984         10,000             10,000         10,000         10,000
-------------------------------------------------------------------------------
10/31
1984         11,007             11,110         10,707         10,808
-------------------------------------------------------------------------------
10/31
1985         13,119             13,020         13,463         13,019
-------------------------------------------------------------------------------
10/31
1986         17,460             16,406         16,856         16,505
-------------------------------------------------------------------------------
10/31
1987         18,585             17,066         15,972         15,301
-------------------------------------------------------------------------------
10/31
1988         21,348             20,315         18,552         18,478
-------------------------------------------------------------------------------
10/31
1989         26,959             24,508         21,485         22,696
-------------------------------------------------------------------------------
10/31
1990         24,969             21,305         20,000         17,935
-------------------------------------------------------------------------------
10/31
1991         33,289             27,999         27,069         27,058
-------------------------------------------------------------------------------
10/31
1992         36,601             30,838         30,495         29,520
-------------------------------------------------------------------------------
10/31
1993         42,069             36,959         35,619         36,871
-------------------------------------------------------------------------------
10/31
1994         43,698             38,360         37,631         36,934
-------------------------------------------------------------------------------
10/31
1995         55,251             46,071         42,768         45,340
-------------------------------------------------------------------------------
10/31
1996         68,522             55,538         54,853         53,333
-------------------------------------------------------------------------------
10/31
1997         90,525             71,794         68,512         68,789
-------------------------------------------------------------------------------
10/31
1998        110,432             75,247         68,703         66,471
-------------------------------------------------------------------------------
10/31
1999        138,812             82,689         77,152         84,086
-------------------------------------------------------------------------------
4/28
2000        149,765             84,583         93,885        100,222
-------------------------------------------------------------------------------

                                              THE HAVEN FUND SEMI-ANNUAL REPORT


------------------------------------------------------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURN OF THE FUND
                                                 FOR THE PERIODS
------------------------------------------------------------------------------------------------------------
                                               One Year              Five Year          Since Inception<F1>
                                         3/31/00     4/30/00     3/31/00     4/30/00     3/31/00     4/30/00
------------------------------------------------------------------------------------------------------------
The Haven Fund                             26.1%       19.0%       18.8%       18.9%       18.2%       18.2%
------------------------------------------------------------------------------------------------------------
S&P 500/R Stock Index                      17.9%       10.2%       26.7%       24.1%       25.9%       24.9%
------------------------------------------------------------------------------------------------------------
Lipper Multi-Cap Value Funds Index          5.4%       -3.4%       16.1%       15.4%       15.5%       15.2%
------------------------------------------------------------------------------------------------------------
Wilshire 4500 Index                        49.2%       21.4%       24.2%       20.7%       22.5%       19.4%
------------------------------------------------------------------------------------------------------------


<F1> June 23, 1994


--------------------------------------------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURN OF THE FUND AND PARTNERSHIP
                                                       FOR THE PERIODS
--------------------------------------------------------------------------------------------------------------------
                          One Year               Five Year                  Ten Year             Since Inception<F1>
                     3/31/00    4/30/00     3/31/00   4/30/00         3/31/00       4/30/00     3/31/00      4/30/00
--------------------------------------------------------------------------------------------------------------------
The Haven Fund        26.1%      19.0%       18.8%     18.9%           15.3%         15.7%       15.1%        15.2%
--------------------------------------------------------------------------------------------------------------------
S&P 500/R
  Stock Index         17.9%      10.2%       26.7%     24.1%           18.8%         18.8%       18.9%        18.6%
--------------------------------------------------------------------------------------------------------------------
Lipper Multi-Cap
  Value Funds Index    5.4%      -3.4%       16.1%     15.4%           13.4%         13.7%       14.5%        14.4%
--------------------------------------------------------------------------------------------------------------------
Wilshire 4500 Index   49.2%      21.4%       24.2%     20.7%           17.8%         16.8%       16.9%        15.8%
--------------------------------------------------------------------------------------------------------------------


<F1> June 27, 1984

Total return calculations reflect fee waivers in effect for 1995 and 1994. In the absence of fee waivers, total return performance would be reduced. Total return is based on net change in NAV assuming reinvestment of distributions. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Past performance is no guarantee of future results.

The S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

The Lipper Multi-Cap Value Funds Index includes funds that, by portfolio practice, have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index.

The Wilshire 4500 Index is an unmanaged index of all U.S. equity securities with readily available price data that are not included in the S&P 500.

A direct investment in either the S&P 500 Stock Index, the Lipper Multi-Cap Value Funds Index or the Wilshire 4500 Index is not possible.

Sunstone Distribution Services, LLC, Distributor


SEMI-ANNUAL REPORT THE HAVEN FUND

-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
-------------------------------------------------------------------------------

April 30, 2000 (Unaudited)

  Number
 of Shares                                                                Value
-------------------------------------------------------------------------------
                   COMMON STOCKS 95.28%

                   AUTO PARTS 2.03%
  30,000           Valeo SA - ADR (FR)                                $1,667,592
                                                                      ----------

                   BANKS 11.15%
  47,381           Commerce Bancorp, Inc./NJ                           1,880,433
  10,000           Credit Commercial de France (FR)                    1,427,934
  50,000           Mercantile Bankshares Corp.                         1,425,000
  75,000           National Commerce Bancorp                           1,232,812
  25,000           Wachovia Corp.                                      1,567,188
  35,000           Wilmington Trust Corp.                              1,614,375
                                                                      ----------
                                                                       9,147,742
                                                                      ----------

                   BUILDING & HOUSING 2.97%
  60,000           Masco Corp.                                         1,346,250
  60,000           Owens Corning                                       1,091,250
                                                                      ----------
                                                                       2,437,500
                                                                      ----------

                   CHEMICALS 2.24%
  20,000           du Pont (E.I.) de Nemours & Co.                       948,750
  20,000           Praxair, Inc.                                         888,750
                                                                      ----------
                                                                       1,837,500
                                                                      ----------
                   CONSUMER NON-DURABLES 3.65%
  30,000           Kimberly-Clark Corp.                                1,741,875
  60,000           Rayovac Corp.                                       1,252,500
                                                                      ----------
                                                                       2,994,375
                                                                      ----------

                   DRUG & HOSPITAL SUPPLIES 11.28%
  35,000           Bristol-Myers Squibb Co.                            1,835,312
  50,000           Elan Corp. plc - ADR (IRL)<F1>                      2,143,750
  30,000           Johnson & Johnson                                   2,475,000
  35,000           Stryker Corp.                                       2,515,625
  20,000           VaxGen, Inc.<F1>                                      281,250
                                                                      ----------
                                                                       9,250,937
                                                                      ----------

                                               THE HAVEN FUND SEMI-ANNUAL REPORT

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (cont'd.)
--------------------------------------------------------------------------------

April 30, 2000 (Unaudited)

   Number
 of Shares                                                                 Value
--------------------------------------------------------------------------------
                   COMMON STOCKS 95.28% (cont'd.)

                   ELECTRICAL EQUIPMENT 1.59%
  30,000           Grainger (W.W.), Inc.                              $1,301,250
                                                                      ----------

                   FURNISHINGS & APPLIANCES 1.96%
  75,000           Leggett & Platt, Inc.                               1,603,125
                                                                      ----------

                   INFORMATION TECHNOLOGY 18.27%
  35,000           Dell Computer Corp<F1>                              1,754,375
  60,000           EMC Corp./Mass.<F1>                                 8,336,250
  20,000           Hewlett-Packard Co.                                 2,700,000
  40,000           Molex, Inc.                                         2,197,500
                                                                      ----------
                                                                      14,988,125
                                                                      ----------

                   INSURANCE 2.32%
  40,000           XL Capital Ltd.                                     1,905,000
                                                                      ----------

                   MACHINERY 3.20%
 100,000           CNH Global NV - (NETH)                              1,350,000
  25,000           Dover Corp.                                         1,270,312
                                                                      ----------
                                                                       2,620,312
                                                                      ----------

                   MISCELLANEOUS INDUSTRIALS 6.00%
  25,000           Avery Dennison Corp.                                1,640,625
  60,000           Delta & Pine Land Co.                               1,260,000
  70,000           Diebold, Inc.                                       2,021,250
                                                                      ----------
                                                                       4,921,875
                                                                      ----------

                   OIL - DOMESTIC/INTERNATIONAL 12.48%
  30,000           Anadarko Petroleum Corp.                            1,303,125
  65,000           Conoco, Inc.                                        1,616,875
  40,000           Devon Energy Corp.                                  1,927,500
 140,000           Ocean Energy, Inc.<F1>                              1,811,250
  36,000           Royal Dutch Petroleum Co. - (NETH)                  2,065,500
  20,000           Total Fina Elf SA - ADR (FR)                        1,512,500
                                                                      ----------
                                                                      10,236,750
                                                                      ----------


SEMI-ANNUAL REPORT  THE HAVEN FUND

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (cont'd.)
--------------------------------------------------------------------------------

April 30, 2000 (Unaudited)

  Number
 of Shares                                                                 Value
--------------------------------------------------------------------------------
                   COMMON STOCKS 95.28% (cont'd.)

                   OIL WELL EQUIPMENT & SERVICES 2.33%
  25,000           Schlumberger, Ltd.                                 $1,914,063
                                                                      ----------

                   REAL ESTATE INVESTMENT TRUSTS 2.40%
  60,000           General Growth Properties, Inc.                     1,972,500
                                                                      ----------

                   RETAILING 3.37%
 100,000           Borders Group, Inc.<F1>                             1,587,500
  20,000           Circuit City Stores - Circuit City Group            1,176,250
                                                                      ----------
                                                                       2,763,750
                                                                      ----------

                   RUBBER & PLASTIC 1.84%
  60,000           Newell Rubbermaid, Inc.                             1,511,250
                                                                      ----------

                   TELECOMMUNICATIONS 2.15%
  60,000           Andrew Corp.<F1>                                    1,766,250
                                                                      ----------


                   TRANSPORTATION 4.05%
  60,865           TNT Post Group NV - ADR (NETH)                      1,331,422
  30,000           United Parcel Service, Inc.                         1,995,000
                                                                      ----------
                                                                       3,326,422
                                                                      ----------

                   Total Common Stocks
                   (cost $49,338,633)                                 78,166,318
                                                                      ----------


                                               THE HAVEN FUND SEMI-ANNUAL REPORT

-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS (cont'd.)
-------------------------------------------------------------------------------

April 30, 2000 (Unaudited)


Par (000)/Shares                                                           Value
--------------------------------------------------------------------------------
                        COMMERCIAL PAPER 6.09%
  $    2,000            American Express Credit Corp.,
                         6.02%, 5/3/00                                $1,999,331
       3,000            Daimler Chrysler Holdings Corp.,
                         6.00%, 5/4/00                                 2,998,500
                                                                     -----------
                        (cost $4,997,831)                              4,997,831
                                                                     -----------
                        SHORT-TERM INVESTMENT 0.67%
     547,064            Temporary Investment Fund
                        (cost $547,064)                                  547,064
                                                                     -----------
                        TOTAL INVESTMENTS 102.04%
                        (cost $54,883,528)                           $83,711,213
                                                                     -----------

Liabilities in Excess of Other Assets (2.04)%                        (1,675,058)
                                                                     -----------

Net Assets applicable to 4,945,336 Shares of Common
Stock issued and outstanding 100.00%                                 $82,036,155
                                                                     ===========
Net Asset Value, offering and redemption price
per share ($82,036,155 / 4,945,336)                                       $16.59
                                                                     ===========

The aggregate unrealized appreciation (depreciation) on a tax basis is as follows:
                    Gross appreciation........    $29,705,360
                    Gross depreciation........      (877,675)
                                               ---------------
                    Net appreciation.......... $28,827,685<F2>
                                               ===============
<F1> Non-income producing securities.
<F2> Also cost for federal income tax purposes.
     ADR American Depositary Receipt

      COUNTRY ABBREVIATIONS
        (FR) - France
        (IRL) - Ireland
        (NETH) - Netherlands

                       See Notes to Financial Statements.

SEMI-ANNUAL REPORT  THE HAVEN FUND

-------------------------------------------------------------------------------
TOP TEN STOCK HOLDINGS (Unaudited)
-------------------------------------------------------------------------------

------------------------------------------
             34.7% of the Fund
------------------------------------------
EMC Corp.                            10.2%
------------------------------------------
Hewlett-Packard Co.                   3.3%
------------------------------------------
Stryker Corp.                         3.1%
------------------------------------------
Johnson & Johnson                     3.0%
------------------------------------------
Molex, Inc.                           2.7%
------------------------------------------
Elan Corp. plc                        2.6%
------------------------------------------
Royal Dutch Petroleum Co.             2.5%
------------------------------------------
Diebold, Inc.                         2.5%
------------------------------------------
United Parcel Service, Inc.           2.4%
------------------------------------------
General Growth Properties, Inc.       2.4%
------------------------------------------
TOTAL                                34.7%
------------------------------------------

-------------------------------------------------------------------------------
PERCENT OF TOTAL EQUITIES (Unaudited)
-------------------------------------------------------------------------------

BY COUNTRY

United States     85.3%
France             5.9%
Netherlands        6.1%
Ireland            2.7%

                                              THE HAVEN FUND SEMI-ANNUAL REPORT

STATEMENT OF OPERATIONS

For the Six Months Ended April 30, 2000 (Unaudited)

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $3,060)                   $470,243
Interest                                                               137,265
------------------------------------------------------------------------------
     Total Investment Income                                           607,508
------------------------------------------------------------------------------

OPERATING EXPENSES:
Investment advisory fees                                               225,861
Distribution fees                                                       72,953
Administration and accounting fees                                      49,726
Transfer agent fees                                                     22,781
Trustees' fees and expenses                                             14,638
Custodian fees                                                          13,418
Legal fees                                                              13,357
Audit fees                                                              13,129
Printing fees                                                            9,904
Insurance fees                                                           9,245
Blue Sky fees                                                            7,947
Miscellaneous expenses                                                   2,370
------------------------------------------------------------------------------
     Total Expenses                                                    455,329
------------------------------------------------------------------------------
Net Investment Income                                                  152,179
------------------------------------------------------------------------------
NET REALIZED GAIN FROM:
     Investments                                                     9,513,021
     Foreign currency transactions                                         120
NET INCREASE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
     Investments                                                     5,290,301
     Translation of assets and liabilities in foreign currency           (816)
------------------------------------------------------------------------------
Net realized and unrealized gain from
 investments and foreign currency                                   14,802,626
 -----------------------------------------------------------------------------
Net increase in net assets resulting from operations               $14,954,805
==============================================================================


                       See Notes to Financial Statements.

SEMI-ANNUAL REPORT  THE HAVEN FUND

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     SIX MONTHS          YEAR
                                                        ENDED           ENDED
                                                    APRIL 30, 2000   OCTOBER 31,
                                                     (UNAUDITED)         1999
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
Net investment income                                  $152,179        $151,259
Net realized gain on investment and foreign
  currency transactions                               9,513,141       4,141,826
Net change in unrealized appreciation on
  investments and translation of other assets and
  liabilities denominated in foreign
  currencies                                          5,289,485       4,700,578
-------------------------------------------------------------------------------
      Net increase in net assets from operations     14,954,805       8,993,663
-------------------------------------------------------------------------------
DIVIDENDS PAID TO SHAREHOLDERS:
From net investment income                            (112,277)        (259,378)
From net realized gains                             (4,138,179)      (8,050,675)
--------------------------------------------------------------------------------
      Total dividends paid to shareholders          (4,250,456)      (8,310,053)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                              540,137           914,707
Value of shares issued in reinvestment
  of dividends                                       2,715,258         5,984,763
Cost of shares redeemed                            (3,991,818)      (13,205,150)
--------------------------------------------------------------------------------
      Decrease in net assets from
        capital share transactions                   (736,423)       (6,305,680)
--------------------------------------------------------------------------------
      Total increase (decrease) in net assets        9,967,926       (5,622,070)
--------------------------------------------------------------------------------

NET ASSETS:
Beginning of period                                 72,068,229        77,690,299
--------------------------------------------------------------------------------
End of period                                      $82,036,155       $72,068,229
================================================================================

                       See Notes to Financial Statements.

                                               THE HAVEN FUND SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS


                                      SIX MONTHS
                                        ENDED         YEAR        YEAR      YEAR       YEAR       YEAR
                                       APRIL 30,     ENDED       ENDED     ENDED      ENDED      ENDED
(For a Share Outstanding                 2000       OCT. 31,    OCT. 31,  OCT. 31,   OCT. 31,   OCT. 31
Throughout each Period)               (UNAUDITED)    1999        1998      1997        1996       1995
---------------------------------------------------------------------------------------------------------

NET ASSET VALUE, BEGINNING
 OF PERIOD                              $14.42       $14.29      $15.83    $14.04     $11.67     $10.65
---------------------------------------------------------------------------------------------------------
INCREASE FROM INVESTMENT
 OPERATIONS:
Net investment income                     0.03         0.03        0.08      0.06       0.08       0.12
Net realized and unrealized
 gain (loss) on investment
 and foreign currency transactions        3.01         1.64        (0.02)    3.13       3.07       1.28
---------------------------------------------------------------------------------------------------------
   Total from investment operations       3.04         1.67        0.06      3.19       3.15       1.40

LESS DISTRIBUTIONS:
Dividends paid to shareholders:
 From net investment income             (0.02)       (0.05)      (0.08)    (0.05)     (0.08)     (0.15)
 From net realized gains                (0.85)       (1.49)      (1.52)    (1.35)     (0.70)     (0.23)
---------------------------------------------------------------------------------------------------------
 Total distributions
     to shareholders                    (0.87)       (1.54)      (1.60)    (1.40)     (0.78)     (0.38)

NET ASSET VALUE, END OF PERIOD          $16.59       $14.42      $14.29    $15.83     $14.04     $11.67
=========================================================================================================
TOTAL RETURN                        21.68%<F3>       12.29%       0.29%     24.90%     28.25%    13.65%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000s)    $82,036      $72,068     $77,690   $84,769    $67,096    $55,579
Ratios of expenses to average
 net assets                          1.21%<F2>        1.34%       1.26%     1.33%      1.59%  1.53%<F1>
Ratios of net investment income
 to average net assets               0.40%<F2>        0.20%       0.50%     0.78%      0.58%  1.14%<F1>
Portfolio turnover rate                    43%          31%         59%       57%        67%        77%
----------------------------------------------------------------------------------------------------------


<F1> Without fee waivers, the ratio of expenses to average daily net assets would have been 1.59% and the ratio of net investment income to average daily net assets would have been 1.08% for the year ended October 31, 1995.
<F2> Annualized.
<F3> Not Annualized.


                       See Notes to Financial Statements.

SEMI-ANNUAL REPORT  THE HAVEN FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

1.   ORGANIZATION AND BUSINESS

The Haven Capital Management Trust (the "Trust") is an investment company registered under the Investment Company Act of 1940, as amended. It is organized as a Delaware business trust and is an open-ended, diversified, management, series investment company which currently consists of The Haven Fund (the "Fund").

2.  SIGNIFICANT ACCOUNTING POLICIES

a) PORTFOLIO VALUATION: Securities for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or if no sales are reported, and in the case of certain securities traded over-the-counter, the mean between the last reported bid and asked prices. Short-term obligations having remaining maturities of 60 days or less are valued at either amortized cost or original cost plus accrued interest receivable, both of which approximate market value. All other securities and assets, including any restricted and/or illiquid securities, will be valued at their fair market value as determined pursuant to procedures adopted by the Trustees.

b) FOREIGN CURRENCY TRANSACTIONS: Transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing exchange rate. Asset and liability accounts that are denominated in a foreign currency are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions.

c) SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on trade-date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Realized gains or losses on sales of investments are determined on the identified cost basis for financial reporting and income tax purposes.

d) DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid semi-annually. Any net realized capital gains will be distributed annually. Income distributions and capital gain distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in forward contracts.

                                              THE HAVEN FUND SEMI-ANNUAL REPORT

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (cont'd.)
-------------------------------------------------------------------------------

e) FEDERAL TAXES: The Fund is a separate entity for federal income tax purposes. It is the Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to pay out most of its net investment income and net capital gains to its shareholders. Therefore, no federal income or excise tax provision is required.

f) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  FINANCIAL INSTRUMENTS

The Fund may trade financial instruments with off-balance sheet risk in the normal course of the investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. The financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At April 30, 2000, the Fund did not hold any financial instruments with off-balance sheet risk.

4.  FEES AND RELATED PARTY TRANSACTIONS

a) INVESTMENT ADVISORY FEES: Under an agreement between the Trust on behalf of the Fund and Haven Capital Management, Inc. (the "Adviser"), the Adviser serves as the Fund's investment adviser. For investment advisory services, the Adviser receives monthly fees at the annual rate of 0.60% of the Fund's average daily net assets.

b) TRUSTEES' FEES: Fees were paid to the Trustees and/or Officers of the Fund for the six months ended April 30, 2000, but no fees were paid to any Trustee and/or Officer of the Fund who is also an employee of the Adviser.

c) DISTRIBUTION FEES: The Trust, on behalf of the Fund, has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may spend no more each year than 0.25% of its average daily net assets to finance activity primarily intended to result in the sale of shares.

SEMI-ANNUAL REPORT  THE HAVEN FUND

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (cont'd.)
-------------------------------------------------------------------------------

Pursuant to the Distribution Agreement, as compensation for its services, the Fund pays Sunstone Distribution Services, LLC, payable monthly in arrears, at the annual rate of 0.10% per annum of the Fund's average daily net assets; provided that such compensation shall be subject to a minimum monthly fee of $7,083 (exclusive of out-of-pocket expenses).

The Fund also pays Mount & Nadler, Inc. a monthly fee of $4,000 (exclusive of out-of-pocket expenses) as compensation for services under the Plan.

d) ADMINISTRATOR AND TRANSFER AGENT FEES: As compensation for its administrative and accounting services, the Fund pays PFPC a fee, at the annual rate of 0.10% of the first $200,000,000 of average net assets; 0.075% of the next $200,000,000 of average net assets; 0.05% of the next $200,000,000 of average net assets; and 0.03% of the average net assets in excess of $600,000,000, with a minimum monthly fee of $8,333 (exclusive of out-of-pocket expenses). As transfer agent of the Fund, PFPC receives a minimum monthly fee of $3,000 (exclusive of out-of-pocket expenses).

e) CUSTODIAN FEES: PFPC Trust Company and Chase Manhattan Bank, N.A., serves as custodian and sub-custodian for the Fund's U.S. and foreign assets, respectively. As compensation for its custodian services, the Fund pays PFPC Trust Company a fee, at the annual rate of 0.0175% of the Fund's first $100,000,000 of average gross assets; 0.015% of the next $400,000,000 of average gross assets; 0.0125% of the next $500,000,000 of average gross assets; and 0.01% of the average gross assets in excess of $1,000,000,000 (exclusive of out-of-pocket expenses and transaction charges). The minimum monthly fee is $1,500 (exclusive of out-of-pocket expenses and transaction charges). The Fund pays Chase Manhattan Bank, N.A. an account fee of $5,000 per year and an asset-based fee derived from the ending market value of foreign held securities (exclusive of transaction charges).

5.  CAPITAL STOCK

The Fund is authorized to issue unlimited shares of common stock, par value $.001 per share. Transactions in shares of the Fund for the six months ended April 30, 2000 and the year ended October 31, 1999, respectively, were as follows:

                                                   2000           1999
----------------------------------------------------------------------
Sale of shares                                   34,757         64,454
Shares issued to shareholders in
      reinvestment of dividends                 178,753        439,204
Shares repurchased                            (266,716)      (942,502)
----------------------------------------------------------------------
Net decrease                                   (53,206)      (438,844)
Shares outstanding:
      Beginning of period                     4,998,542      5,437,386
----------------------------------------------------------------------
      End of period                           4,945,336      4,998,542
======================================================================

                                              THE HAVEN FUND SEMI-ANNUAL REPORT

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (cont'd.)
-------------------------------------------------------------------------------

6. COMPONENTS OF NET ASSETS

At April 30, 2000, Net Assets consisted of the following:
----------------------------------------------------------------------------
Capital paid-in                                                  $43,656,435
Accumulated net realized gain on investment
   and foreign currency transactions                               9,513,140
Undistributed net investment income                                   39,902
Net unrealized appreciation of investments                        28,827,685
Net unrealized depreciation on foreign
   currency transactions                                             (1,007)
----------------------------------------------------------------------------
                                                                 $82,036,155
============================================================================

7. PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 2000, the cost of securities purchased and proceeds from securities sold, excluding short-term obligations, were $31,694,105 and $30,988,228, respectively.

SEMI-ANNUAL REPORT  THE HAVEN FUND

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

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

THE HAVEN FUND
P.O. BOX 8903
WILMINGTON, DE 19899-8903


FOR FUND INFORMATION,
PRICES AND LITERATURE, CALL
1-800-844-4836

FOR ACCOUNT BALANCES AND OTHER INFORMATION ABOUT YOUR HAVEN FUND ACCOUNT, CALL 1-800-850-7163

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF SHAREHOLDERS OF THE HAVEN FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS FOR THE HAVEN FUND. THE PROSPECTUS INCLUDES MORE COMPLETE INFORMATION ABOUT MANAGEMENT FEES AND EXPENSES, INVESTMENT OBJECTIVES, RISKS AND OPERATING POLICIES OF
THE HAVEN FUND. PLEASE READ THE PROSPECTUS CAREFULLY.

HA4100600